SHARE- BASED COMPENSATION (Schedule of Compensation Cost of Equity-Based Awards) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Research and development, net	$ 469	$ 502
Sales and marketing	297	206
General and administrative	453	122
Total share-based compensation	$ 1,219	$ 830